WILLIAM BLAIR INVESTOR CONFERENCE JUNE 1O, 2015

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward- looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2015, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION All dollar and share amounts are in 000’s, except per share amounts, unless otherwise stated. 2

Q1 FINANCIAL RESULTS | ADJUSTED P&L SUMMARY* 3 * The Adjusted P&L Summary for the current and prior period is presented on a non-GAAP basis, excluding asset impairment, lease termination, store closure, profit improvement initiative, corporate governance and Gilly Hicks restructuring charges. Refer to Form 8-K filed on May 29, 2015, for further information. 2015 % OF NET SALES 2014 % OF NET SALES NET SALES $709,422 100.0% $822,428 100.0% GROSS PROFIT 438,410 61.8% 511,659 62.2% OPERATING EXPENSE 492,713 69.5% 531,187 64.6% OPERATING LOSS (52,343) -7.4% (15,908) -1.9% NET LOSS ($37,174) -5.2% ($12,979) -1.6% NET INCOME PER DILUTED SHARE ($0.53) ($0.17) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 69,510 74,483

FINANCIAL RESULTS | COMPARABLE SALES* 4 TOTAL COMPANY -8% -10% GEOGRAPHIC: US -7% -6% INTERNATIONAL -9% -17% BRAND: ABERCROMBIE (1) -9% -8% HOLLISTER -6% -11% 36.7% 63.3% Q1 15 GEOGRAPHIC SALES MIX INTERNATIONAL U.S. * Comparable sale are calculated on a constant currency basis and exclude Gilly Hicks. (1) Abercrombie includes the Company’s Abercrombie & Fitch and abercrombie kids brands. Q1 15 Q4 14

STRATEGIC ACTIONS • CUSTOMER CENTRICITY • BRAND POSITIONING • COMPELLING AND DIFFERENTIATED ASSORTMENTS • CHANNEL OPTIMIZATION AND BRAND REACH • CONTINUOUS PROFIT IMPROVEMENT • ORGANIZATION 5

STRATEGIC ACTIONS | CUSTOMER CENTRICITY • STORE EXPERIENCE – MORE INVITING AND EASIER SHOPPING EXPERIENCE • NEW STORE FORMATS – HOLLISTER STORE FRONT 6

STRATEGIC ACTIONS | CUSTOMER CENTRICITY HOLLISTER • NEW LAYOUT PROTOTYPES (OPENED) – POLARIS – COLUMBUS, OH – MAYFAIR – MILWAUKEE, WI – WEST TOWN – KNOXVILLE, TN • FUTURE NEW LAYOUT PROTOTYPES – BREA – BREA, CA (JUNE 13) – FREEHOLD RACEWAY – FREEHOLD, NJ (JUNE 20) 7

STRATEGIC ACTIONS | CUSTOMER CENTRICITY 8 Polaris Fashion Place, Columbus, OH • SEAMLESS EXPERIENCE ACROSS ALL CHANNELS • SITE ENHANCEMENTS AND MOBILE OPTIMIZATION • OMNICHANNEL CAPABILITIES ORDER IN STORE All U.S. SHIP FROM STORE 70% of U.S. CLICK AND COLLECT U.K. END OF Q2 2015 END OF 2015 NOW SHIP FROM STORE U.K. and CANADA

STRATEGIC ACTIONS | CUSTOMER CENTRICITY 9 • STORE EXPERIENCE • NEW STORE FORMATS • CONSISTENT EXPERIENCE ACROSS PLATFORMS AND CHANNELS • SIMPLER AND CLEARER PRICING • STORE MANAGEMENT INCENTIVE AND TRAINING PLAN

STRATEGIC ACTIONS | COMPELLING ASSORTMENT • BALANCING FASHION RELEVANCE, QUALITY AND VALUE • BUILDING TAILORED ASSORTMENTS BY CHANNEL • BALANCING CATEGORY OFFERINGS 10

STRATEGIC ACTIONS | COMPELLING ASSORTMENT • EXTENDING SIZE RANGES AND EVOLVING FITS • ENHANCING EXISTING PROCESSES 11

STRATEGIC ACTIONS | CHANNEL OPTIMIZATION/BRAND REACH • SELECTIVE INTERNATIONAL GROWTH • OUTLETS 12 360 Mall, Kuwait City FIRST QUARTER INTERNATIONAL OPENINGS • Hollister – Dubai Mall, Dubai, UAE • A&F – 360 Mall, Kuwait City, Kuwait • Hollister – Lalaport Fujimi, Fujimi, Japan Dubai Mall, Dubai

STRATEGIC ACTIONS | CHANNEL OPTIMIZATION/BRAND REACH 13 • HOL - GUADALAJARA, MEXICO • A&F - LATE SUMMER 2015 FRANCHISING • ASOS • OTHER PARTNERS WHOLESALING • INTERPARFUMS LICENSING

STRATEGIC ACTIONS | CHANNEL OPTIMIZATION/BRAND REACH • CUMULATIVE CLOSURES SINCE 2010 OF APPROXIMATELY 275 U.S. STORES • EXPECT TO CLOSE APPROXIMATELY 60 STORES IN FISCAL 2015 • NEARLY 70% OF U.S. LEASES EXPIRE BY THE END OF 2017 • CONTINUED STRONG INTERNATIONAL PRODUCTIVITY 14 64 134 178 223 274 274 60 0 50 100 150 200 250 300 350 2010 2011 2012 2013 2014 2015 U.S. CUMULATIVE CLOSURES BY YEAR ACTUAL PROJECTED

STRATEGIC ACTIONS | CONTINUOUS PROFIT IMPROVEMENT • COMPLETION OF PROFIT IMPROVEMENT INITIATIVE WITH $250 MILLION OF ANNUAL SAVINGS CAPTURED • IMPLEMENTATION OF CONTINUOUS PROFIT IMPROVEMENT • DISCIPLINED AND FOCUSED INVESTMENTS 15 21% 34% 45% IT/ DTC NEW STORES STORE ENHANCEMENTS FISCAL 2015 CAPITAL EXPENDITURES

STRATEGIC ACTIONS | ORGANIZATION • BRANDED ORGANIZATION COMPLETED IN FIRST QUARTER • CLEAR MEASUREMENT AND ACCOUNTABILITY AT THE BRAND LEVEL • SUPPLEMENTED DESIGN, MERCHANDISING AND PLANNING TEAMS 16

FULL YEAR OUTLOOK* • CONTINUED HEADWINDS FROM FOREIGN CURRENCY EXCHANGE RATES • CONTINUED SEQUENTIAL COMPARABLE SALES IMPROVEMENT INTO THE SECOND QUARTER AND THE SECOND HALF OF THE FISCAL YEAR • GROSS MARGIN RATE FLAT TO SLIGHTLY UP • OPERATING EXPENSES NOW TO BE DOWN APPROXIMATELY $40 MILLION COMPARED TO THE PRIOR YEAR, EXCLUDING EFFECTS FROM CHANGES IN COMPARABLE SALES • WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 70 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE REPURCHASES • CAPITAL EXPENDITURES OF APPROXIMATELY $150 MILLION *Excluded from the Company's Full Year Outlook are charges incurred during the first quarter, as well as other potential future charges related to impairment and store closing charges and other potential charges related to the Company's restructuring efforts. Refer to Form 8-K filed on May 29, 2015, for further information. 17